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Investment Managers Series Trust II

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Investment Managers Series Trust II

ACR Multi-Strategy Quality Return (MQR) Fund

Special Meeting of Shareholders to Be Held on April 26, 2019

February 22, 2019

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), will be held at the offices of the Co-Administrator, Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 at 11:00 a.m. Pacific Time, on April 26, 2019.

At the Meeting, shareholders will be asked to consider and vote on the following:

•	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

As a shareholder of the Fund, you are being asked to vote on the Proposal. The Board of Trustees of the Trust (the “Board”) has approved the Proposal and unanimously recommends that you vote in favor of the Proposal.

Please read the accompanying Proxy Statement for a more complete discussion of the Proposal.

Shareholders of the Fund as of the close of business on February 8, 2019 (“Record Date”), are entitled to notice of, and to vote at, the Fund’s special meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY

You are invited to attend the Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Meeting.

Sincerely,

Terrence Gallagher

Terrence Gallagher

President

ii

TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	1
QUESTIONS AND ANSWERS	2
PROXY STATEMENT	4
VOTING PROCEDURES	7
GENERAL INFORMATION	8
EXHIBIT A - RECORD SHARES	9
EXHIBIT B -OWNERSHIP OF SHARES	10

iii

Investment Managers Series Trust II

ACR Multi-Strategy Quality Return (MQR) Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 26, 2019

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the shareholders of the ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), will be held at the offices of the Co-Administrator, Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 at 11:00 a.m. Pacific Time, on April 26, 2019, for the following purposes:

1.	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust (the “Board”) has set February 8, 2019 as the record date (the “Record Date”). Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Proxy Card is enclosed.

Your vote on the Proposal is important. Please vote your shares as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Proxy Card, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Proxy Card to ensure your votes are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The proxy statement and related materials are available at www.proxyvote.com.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Board,

Diane J. Drake

Diane J. Drake

Secretary

February 22, 2019

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. A non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. When the Fund commenced operations on December 31, 2014, it was intended to be classified and operated as a non-diversified fund. However, due to market conditions since commencement, ACR Alpine Capital Research, LLC (“ACR”), the Fund’s advisor, has not fully deployed the Fund’s cash position and as a result the Fund has operated as a diversified fund. Under the 1940 Act, if a non-diversified fund operates as a diversified fund for three consecutive years, shareholder approval is required to change the Fund’s classification from diversified to non-diversified. ACR believes current market conditions are now appropriate for more complete deployment of the Fund’s cash position and that classification as a non-diversified fund is critical to properly executing the Fund’s strategy. Therefore, shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following proposal with respect to the Fund, and to transact any other business as may properly come before the Meeting or any adjournment or postponement thereof: To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund as defined in the 1940 Act (the “Proposal”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of the Fund and have the right to vote on this very important proposal concerning your investment.

Q. What are the benefits and risks of the change of the Fund’s classification from a “diversified” fund to a “non-diversified” fund?

A. ACR believes that changing the Fund’s classification to non-diversified will benefit the Fund by providing the Fund the flexibility to hold larger positions in the securities of certain companies. ACR intends to use this increased investment flexibility to take larger positions in the securities of fewer issuers when it believes doing so will benefit the Fund in pursuing its investment objective. It is important to note that, to the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer.

Q. Has the Board of Trustees approved the Fund’s change in classification from “diversified” to “non-diversified” and how does the Board of Trustees recommend that I vote?

A. The Board of Trustees unanimously approved the change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund at a meeting held on January 24, 2019, and recommends that you vote FOR the Proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. The Fund’s Co-Administrator, Mutual Fund Administration, LLC has agreed to bear all such costs.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on February 8, 2019 (the “Record Date”), you are entitled to vote those shares.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, on April 26, 2019, at 11:00 a.m. local time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
•	By Telephone: Call the number printed on the enclosed proxy card(s);
•	By Internet: Access the website address www.proxyvote.com which is printed on the enclosed proxy card(s); or
•	In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the Proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. Who should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s proxy information line at 1-844-749-3637. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Investment Managers Series Trust II

ACR Multi-Strategy Quality Return (MQR) Fund

PROXY STATEMENT

February 22, 2019

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of Investment Managers Series Trust II (the “Trust”) in connection with the solicitation of proxies by the Board. The proxies will be used at the special meeting (the “Meeting”) of shareholders of ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”), a series of the Trust, to be held at the offices of the Co-Administrator, Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 at 11:00 a.m. Pacific Time, on April 26, 2019. This Proxy Statement and attached materials are being mailed on or about February 26, 2019 or as soon as practicable thereafter.

At the Meeting, shareholders will be asked to consider and vote on the following:

1:	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Proxy Card for shareholders to vote their shares of the Fund at the Meeting. The Board has set February 8, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders will be furnished without charge upon request by writing to the Fund at P.O. Box 2175, Milwaukee, Wisconsin 53201 or by calling the following number: 1-855-955-9552.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are available on the Internet at www.acr-investfunds.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on April 26, 2019: The proxy statement and related materials are available at www.proxyvote.com.

SUMMARY

PROPOSAL: TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND (THE “PROPOSAL”).

Background and Description of the Proposal:

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund.

A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

When the Fund commenced operations on December 31, 2014, it was intended to be classified and operated as a non-diversified fund. However, due to market conditions since commencement, ACR Alpine Capital Research, LLC (“ACR”), the Fund’s advisor, has not fully deployed the Fund’s cash position and as a result the Fund has operated as a diversified fund. Under the 1940 Act, if a non-diversified fund operates as a diversified fund for three consecutive years, shareholder approval is required to change the Fund’s classification from diversified to non-diversified. ACR believes current market conditions are now appropriate for more complete deployment of the Fund’s cash position and that classification as a non-diversified fund is critical to properly executing the Fund’s strategy. Therefore, shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act.

ACR believes that changing the Fund’s classification to non-diversified will benefit the Fund by providing the Fund the flexibility to hold larger positions in the securities of certain companies. ACR intends to use this increased investment flexibility to take larger positions in the securities of fewer issuers when it believes doing so will benefit the Fund in pursuing its investment objective.

To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if ACR had invested Fund assets in a larger number of issuers.

Other than the change in the Fund’s classification from diversified to non-diversified, ACR does not propose or anticipate any other material changes in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate. In addition, the Fund has maintained and intends to continue to maintain the required level of diversification and otherwise conduct its operations so as to continue to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended.

If shareholders of the Fund do not approve the Proposal, the Fund will continue to operate as a “diversified” fund.

Shareholder Approval

Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

At a meeting held on January 24, 2019, the Board considered the Proposal and voted unanimously to approve the Proposal. In determining to recommend approval of the Proposal, the Board considered, among other factors, ACR’s statement that ACR believes the Fund would benefit from changing its classification to non-diversified because it would allow the Fund greater flexibility to hold larger positions in the securities of certain companies that ACR recommends. The Board further considered ACR’s statement that, under current market conditions, non-diversification classification is critical to properly executing the Fund’s strategy. The Board considered that a fund that invests a larger percentage of its assets in a smaller number of issuers could be more susceptible to negative events affecting those issuers, and in that regard, considered ACR’s belief that the potential benefits of investing more of the Fund’s assets in particular issuers justify the risks of following a non-diversified strategy. The Board also considered that the Fund commenced operations as a non-diversified fund and that it was because of ACR’s view of market conditions that the Fund had not fully deployed its cash and had been operating as a diversified fund; however, recent market activity has allowed ACR to begin deploying cash and ACR wishes to regain the ability to fully pursue its concentrated, high-conviction strategy. Additionally, the Board considered that the costs associated with seeking shareholder approval of the Proposal would not be borne by the shareholders.

The Board unanimously recommends that you vote “FOR” the Proposal.

VOTING PROCEDURES

How to Vote

This Proxy is being solicited by the Board of Trustees of the Trust. You can vote by mail, by telephone by calling the number printed on the proxy card, by Internet by accessing the website address printed on the proxy card, or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

Mutual Fund Administration, LLC (“MFAC”), the Fund’s Co-Administrator, will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of ACR, without additional compensation, may solicit proxies in person or by telephone. Broadridge Financial Solutions has also been engaged to assist in the solicitation of proxies, at an estimated cost of $8,831. MFAC will pay all of the costs associated with this proxy.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact the Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-855-955-9552.

Quorum and Voting Requirements

The presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. All shares represented at the Meeting in person or by proxy, including abstentions, will be counted for purposes of establishing a quorum. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. Because the Proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the Proposal is non-discretionary). Because the Proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will be counted for purposes of establishing a quorum but not toward the approval of the Proposal. The Fund will count the number of votes cast “for” approval of the Proposal to determine whether sufficient affirmative votes have been cast. Abstentions will have the effect of votes against the Proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of ACR. In addition, since February 1, 2017, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which ACR, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

GENERAL INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company organized as a Delaware statutory trust. The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co- administrator and as the Trust’s transfer agent and fund accountant. The Fund’s principal underwriter is IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Counsel to the Trust and counsel to the Independent Trustees is Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to ACR Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-855-955-9552.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a proxy statement and form of proxy card for a Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

EXHIBIT A - RECORD SHARES

As of February 8, 2019, the Record Date, the following number of shares of the Fund were outstanding and entitled to vote:

ACR Multi-Strategy Quality Return (MQR) Fund	Shares Outstanding as of Record Date
Class A Shares	732,060.01
Class I Shares	8,267,456.08

Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

EXHIBIT B - OWNERSHIP OF SHARES

To the knowledge of the Fund, as of February 8, 2019, the following shareholders owned or held of record 5% or more of the outstanding shares of the following classes of the Fund:

ACR Multi-Strategy Quality Return (MQR) Fund	Percentage of Total Outstanding Shares of the Class as of February 8, 2019
Class A Shares
Oppenheimer Co. Inc. FBO Customers New York, NY 10956	10.16%
Class I Shares
Charles Schwab & Co. Inc. FBO Customers San Francisco, CA 94105	52.59%
TD Ameritrade Inc. FBO Customers Omaha, NE 68103	10.43%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E57183-S81899

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

E57184-S81899

ACR MULTI-STRATEGY QUALITY RETURN (MQR) FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of ACR Multi-Strategy Quality Return (MQR) Fund hereby appoints Joshua Gohr and Diane Drake and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on February 8, 2019 at a Special Meeting of Shareholders to be held on April 26, 2019 at the offices of the Co-Administrator, Mutual Fund Administration, LLC,
2220 E. Route 66, Suite 226, Glendora, California 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE